Exhibit 99.1

PRESS RELEASE
Fidelity National Financial, Inc. Reports Second Quarter 2006 EPS of $0.73
Jacksonville, Fla. — (July 25, 2006) — Fidelity National Financial, Inc. (NYSE:FNF), a Fortune 500 provider of outsourced products and services to a variety of industries, today reported operating results for the three-month and six-month periods ended June 30, 2006.

	2nd Quarter 2006	2nd Quarter 2005
Total revenue	$2.65 billion	$2.43 billion
Earnings per diluted share *	$0.73*	$1.07
Net earnings	$132.6 million	$190.0 million
Cash flow from operations	$335.6 million	$451.9 million

	Six Months Ended	Six Months Ended
	June 30, 2006	June 30, 2005
Total revenue	$5.01 billion	$4.71 billion
Gain on sale of minority interest in FIS	—	($318.2 million)

Adjusted Total Revenue	$5.01 billion	$4.39 billion

Earnings per diluted share *	$1.32*	$3.58
Net earnings	$239.0 million	$634.5 million
Gain on sale of minority interest in FIS	—	($318.2 million)

Adjusted net earnings	$239.0 million	$316.3 million
Adjusted earnings per share *	$1.32*	$1.79

Cash flow from operations	$343.6 million	$573.0 million
Income tax paid on FNT distribution	$108.8 million	—

Adjusted cash flow from operations	$452.4 million	$573.0 million

*	For purposes of computing earnings per diluted share, FNF has to analyze the dilutive impact of outstanding options at its public subsidiaries, Fidelity National Title Group, Inc. and Fidelity National Information Services, Inc., and, if necessary, adjust the net earnings available to FNF shareholders before calculating earnings per diluted share. For the three-month and six month periods ended June 30, 2006, net earnings were reduced by $1.2 million and $1.6 million, respectively, resulting in a reduction of $0.01 in earnings per diluted share for each period.

     “This was another solid financial quarter for FNF,” said Chairman and Chief Executive Officer William P. Foley, II. “FNT is producing solid returns and significant cash flow in a slower mortgage market. FIS again generated strong organic growth and has raised its full-year 2006 organic growth guidance to a range of 5% to 7% and its full-year 2006 EBITDA growth guidance to a range of 10% to 12%. Our specialty insurance businesses continued to provide greater than 25% growth and the flood insurance operations acquired the existing 63,000 flood insurance policies of Southern Family Insurance Company on June 28th. Finally, Sedgwick announced two acquisitions during the quarter that has it on its way to achieving our target of becoming a $1 billion revenue business. We also continue to make progress towards the closing of the transactions we announced in late April. On June 26th, we announced that FNF and FNT had signed a formal Securities Exchange and Distribution Agreement and that FNF and FIS had signed a merger agreement under which FNF would be merged with and into FIS. On July 18th, we filed the Schedule 14C Preliminary Information Statement related to the FNF/FNT transaction and the Form S-4 Registration Statement and joint proxy statement related to the FNF/FIS merger with the SEC. We expect to close the transactions early in the fourth quarter.”
     The following are summary financial results for the operating subsidiaries of FNF for the three-month and six-month periods ending June 30, 2006 and 2005:
     Fidelity National Title Group (“FNT”)

	2nd Quarter 2006	2nd Quarter 2005
Total revenue	$1.566 billion	$1.687 billion
Pre-tax margin	11.6%	15.4%
Net earnings	$116.5 million	$160.6 million
Net earnings per share — diluted	$0.67	$0.93
Cash flow from operations	$221.7 million	$332.0 million
Return on average equity	18.4%	22.3%

	Six Months Ended	Six Months Ended
	June 30, 2006	June 30, 2005
Total revenue	$2.959 billion	$2.952 billion
Pre-tax margin	10.3%	13.2%
Net earnings	$195.6 million	$242.9 million
Net earnings per share — diluted	$1.13	$1.40
Cash flow from operations	$301.9 million	$391.2 million
Return on average equity	15.6%	17.0%
     Fidelity National Information Services (“FIS”)

	2nd Quarter 2006	2nd Quarter 2005
Total revenue	$1,024.4 million	$710.8 million
Pro forma organic growth rate	3.8%	N/A
Net earnings	$66.0 million	$48.6 million
EBITDA	$263.1 million	$193.0 million
Free cash flow	$96.2 million	$60.1 million
Cash earnings	$94.6 million	$69.5 million

	Six Months Ended	Six Months Ended
	June 30, 2006	June 30, 2005
Total revenue	$1,928.1 million	$1,363.8 million
Pro forma organic growth rate	6.2%	N/A
Net earnings	$105.4 million	$93.2 million
EBITDA	$464.7 million	$355.7 million
Free cash flow	$163.1 million	$138.4 million
Cash earnings	$158.5 million	$136.1 million

     Specialty Insurance

	2nd Quarter 2006	2nd Quarter 2005
Total revenue	$101.4 million	$79.1 million
Pre-tax margin	15.3%	14.5%
Pre-tax earnings	$15.5 million	$11.5 million

	Six Months Ended	Six Months Ended
	June 30, 2006	June 30, 2005
Total revenue	$211.8 million	$156.0 million
Pre-tax margin	22.6%	16.0%
Pre-tax earnings	$47.9 million	$25.0 million
     FNF presents its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”). However, in order to provide the investment community with a more thorough means of evaluating the operating performance of its operations, FNF also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
     Fidelity National Financial, Inc. (NYSE:FNF), number 248 on the Fortune 500, is a provider of outsourced products and services to a variety of industries. Through its majority-owned, publicly traded subsidiary, Fidelity National Title Group, Inc. (NYSE:FNT), FNF is one of the nation’s largest title insurance companies, with nearly 29 percent national market share. Through its majority-owned, publicly traded subsidiary, Fidelity National Information Services, Inc. (NYSE:FIS), FNF provides an industry leading suite of data processing, payment and risk management services to financial institutions and retailers. Through its wholly-owned subsidiaries, FNF is also a leading provider of specialty insurance products, including flood insurance, homeowners insurance and home warranty insurance. Through its minority-owned subsidiary, Sedgwick CMS, FNF is a leading provider of outsourced insurance claims management services to large corporate and public sector entities. More information about the FNF family of companies can be found at www.fnf.com, www.fntg.com, www.fidelityinfoservices.com and www.sedgwickcms.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the possibility of the announced reorganization will not be completed, will be completed in a different form or with different effects on stockholders than described or will not be successful in achieving the goals targeted; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Six months ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
Direct title premiums	$525,450	$583,035	$994,372	$1,060,855
Agency title premiums	690,530	750,166	1,296,584	1,260,946

Total title premiums	1,215,980	1,333,201	2,290,956	2,321,801
Escrow and other title-related fees	287,197	298,812	540,724	540,966

Total title and escrow	1,503,177	1,632,013	2,831,680	2,862,767

Transaction processing services	976,067	659,156	1,819,266	1,265,721
Specialty insurance	97,708	77,320	204,451	152,828
Interest and investment income	54,134	31,290	102,064	57,714
Realized gains and losses	8,681	21,699	25,316	25,582
Gain on FIS transaction	0	0	0	318,209
Other	14,040	13,413	26,801	23,708

Total revenue	2,653,807	2,434,891	5,009,578	4,706,529

Personnel costs	891,841	808,115	1,769,772	1,555,192
Other operating expenses	611,099	449,707	1,105,715	843,524
Agent commissions	529,082	576,205	998,789	967,671
Depreciation and amortization	137,969	105,232	262,600	202,559
Claim loss expense	124,075	110,802	238,567	197,966
Interest expense	62,960	47,028	117,605	71,535

Total expenses	2,357,026	2,097,089	4,493,048	3,838,447

Earnings before income taxes	296,781	337,802	516,530	868,082
Income tax expense	110,402	130,053	192,149	210,388
Minority interest	53,758	17,707	85,389	23,155

Net earnings	$132,621	$190,042	$238,992	$634,539

Net earnings per share — basic	$0.76	$1.10	$1.37	$3.67

Net earnings per share — diluted	$0.73	$1.07	$1.32	$3.58

Weighted average shares — basic	175,438	172,404	174,647	172,773

Weighted average shares — diluted	180,318	176,873	179,788	177,109

Direct operations orders opened	847,900	990,100	1,679,300	1,867,000
Direct operations orders closed	554,100	637,700	1,080,800	1,197,100

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

					Specialty	Corporate
Three Months Ended June 30, 2006	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$2,590,992	($45,428)	$1,512,775	$1,021,947	$97,708	$3,990

Interest and investment income	54,134	0	46,717	1,430	3,793	2,194
Realized gains and losses	8,681	0	6,107	1,016	(52)	1,610

Total revenue	2,653,807	(45,428)	1,565,599	1,024,393	101,449	7,794

Personnel costs	891,841	(6,697)	466,221	415,992	11,067	5,258
Other operating expenses	611,099	(20,478)	242,645	342,541	40,000	6,391
Agent commissions	529,082	(18,253)	544,169	0	0	3,166
Depreciation	42,023	0	17,718	24,061	146	98
Amortization	95,946	0	9,476	86,313	1,356	(1,199)
Claim loss expense	124,075	0	91,017	120	33,082	(144)
Interest expense	62,960	0	12,374	49,033	325	1,228

Total expenses	2,357,026	(45,428)	1,383,620	918,060	85,976	14,798

Pretax earnings	296,781	0	181,979	106,333	15,473	(7,004)

Pretax margin	11.2%	—	11.6%	10.4%	15.3%	—

Open orders	847,900	—	697,200	150,700	—	—
Closed orders	554,100	—	473,800	80,300	—	—

					Specialty	Corporate
Three Months Ended June 30, 2005	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$2,381,902	($54,787)	$1,644,151	$708,713	$77,320	$6,505

Interest and investment income	31,290	0	24,576	331	1,698	4,685
Realized gains and losses	21,699	0	18,486	1,723	72	1,418

Total revenue	2,434,891	(54,787)	1,687,213	710,767	79,090	12,608

Personnel costs	808,115	0	479,943	316,526	9,127	2,519
Other operating expenses	449,707	(35,676)	241,358	199,626	33,349	11,050
Agent commissions	576,205	(19,111)	595,220	(526)	0	622
Depreciation	32,638	0	17,128	15,377	57	76
Amortization	72,594	0	7,395	59,985	891	4,323
Claim loss expense	110,802	0	86,451	137	24,143	71
Interest expense	47,028	0	421	36,388	23	10,196

Total expenses	2,097,089	(54,787)	1,427,916	627,513	67,590	28,857

Pretax earnings	337,802	0	259,297	83,254	11,500	(16,249)

Pretax margin	13.9%	—	15.4%	11.7%	14.5%	—

Open orders	990,100	—	829,500	160,600	—	—
Closed orders	637,700	—	560,400	77,300	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

					Specialty	Corporate
Six Months Ended June 30, 2006	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$4,882,198	($103,164)	$2,853,521	$1,922,882	$204,451	$4,508

Interest and investment income	102,064	0	84,729	3,139	7,449	6,747
Realized gains and losses	25,316	0	20,613	2,039	(56)	2,720

Total revenue	5,009,578	(103,164)	2,958,863	1,928,060	211,844	13,975

Personnel costs	1,769,772	(11,932)	918,656	829,212	22,382	11,454
Other operating expenses	1,105,715	(54,364)	453,538	628,605	71,027	6,909
Agent commissions	998,789	(36,868)	1,032,537	0	0	3,120
Depreciation	83,345	0	35,337	47,515	293	200
Amortization	179,255	0	18,094	159,654	2,679	(1,172)
Claim loss expense	238,567	0	171,738	185	66,951	(307)
Interest expense	117,605	0	23,700	92,301	581	1,023

Total expenses	4,493,048	(103,164)	2,653,600	1,757,472	163,913	21,227

Pretax earnings	516,530	0	305,263	170,588	47,931	(7,252)

Pretax margin	10.3%	—	10.3%	8.8%	22.6%	—

Open orders	1,679,300	—	1,381,000	298,300	—	—
Closed orders	1,080,800	—	910,100	170,700	—	—

					Specialty	Corporate
Six Months Ended June 30, 2005	Consolidated	Eliminations	FNTG	FIS	Insurance	and Other
Gross operating revenue	$4,305,024	($95,331)	$2,885,081	$1,360,293	$152,828	$2,153

Interest and investment income	57,714	0	45,430	3,093	3,077	6,114
Realized gains and losses	343,791	0	21,922	435	68	321,366

Total revenue	4,706,529	(95,331)	2,952,433	1,363,821	155,973	329,633

Personnel costs	1,555,192	0	904,603	628,621	17,552	4,416
Other operating expenses	843,524	(57,280)	451,093	376,282	64,374	9,055
Agent commissions	967,671	(38,051)	1,005,121	(526)	0	1,127
Depreciation	66,020	0	34,822	31,029	74	95
Amortization	136,539	0	14,567	120,074	1,893	5
Claim loss expense	197,966	0	150,677	212	47,048	29
Interest expense	71,535	0	724	49,809	23	20,979

Total expenses	3,838,447	(95,331)	2,561,607	1,205,501	130,964	35,706

Pretax earnings	868,082	0	390,826	158,320	25,009	293,927

Pretax margin	18.4%	—	13.2%	11.6%	16.0%	—

Open orders	1,867,000	—	1,577,200	289,800	—	—
Closed orders	1,197,100	—	1,048,900	148,200	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	June 30,	December 31,
	2006	2005
	(Unaudited)
Cash and investment portfolio	$5,117,479	$5,077,583
Goodwill	4,732,792	2,873,861
Capitalized software	711,272	530,341
Other intangible assets	1,223,257	641,420
Total assets	14,404,379	11,104,617
Notes payable	3,519,942	3,217,019
Reserve for claim losses	1,186,360	1,113,506
Secured trust deposits	1,001,727	882,602
Total stockholders’ equity	4,356,921	3,279,775
Book value per share	24.72	18.84
FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO EBITDA RECONCILIATIONS
(In thousands)
(Unaudited)

For the Three Months Ended
June 30, 2006

Net Earnings	$66,029
+ Interest Expense	49,033
+ Income Taxes	40,621
+ Depreciation	24,061
+ Amortization	86,313
+ Minority Interest	(317)
- Other Income	(2,650)

EBITDA	$263,090

For the Three Months Ended
June 30, 2005

Net Earnings	$48,576
+ Interest Expense	36,388
+ Income Taxes	32,069
+ Depreciation	15,377
+ Amortization	59,985
+ Minority Interest	2,609
- Other Income	(2,053)

EBITDA	$192,951

For the Six Months Ended
June 30, 2006

Net Earnings	$105,387
+ Interest Expense	92,301
+ Income Taxes	65,207
+ Depreciation	47,515
+ Amortization	159,654
+ Minority Interest	(6)
- Other Income	(5,363)

EBITDA	$464,695

For the Six Months Ended
June 30, 2005

Net Earnings	$93,172
+ Interest Expense	49,809
+ Income Taxes	60,894
+ Depreciation	31,029
+ Amortization	120,074
+ Minority Interest	4,254
- Other Income	(3,528)

EBITDA	$355,704

FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO FREE CASH FLOWS RECONCILIATIONS
(In thousands)
(Unaudited)

For the Three Months Ended
June 30, 2006

Net Earnings	$66,029
+ Depreciation	24,061
+ Amortization	86,313
- Capital Expenditures	(80,156)

Free Cash Flow	$96,247

For the Three Months Ended
June 30, 2005

Net Earnings	$48,576
+ Depreciation	15,377
+ Amortization	59,985
- Capital Expenditures	(63,883)

Free Cash Flow	$60,055

For the Six Months Ended
June 30, 2006

Net Earnings	$105,387
+ Depreciation	47,515
+ Amortization	159,654
- Capital Expenditures	(149,420)

Free Cash Flow	$163,136

For the Six Months Ended
June 30, 2005

Net Earnings	$93,172
+ Depreciation	31,029
+ Amortization	120,074
- Capital Expenditures	(105,895)

Free Cash Flow	$138,380

FIDELITY NATIONAL FINANCIAL, INC.
FIS SEGMENT NET EARNINGS TO CASH EARNINGS RECONCILIATIONS
(In thousands)
(Unaudited)

For the Three Months Ended
June 30, 2006

Net Earnings	$66,029
+ Amortization of Intangibles, Net of Income Tax	28,597

Cash Earnings	$94,626

For the Three Months Ended
June 30, 2005

Net Earnings	$48,576
+ Amortization of Intangibles, Net of Income Tax	20,946

Cash Earnings	$69,522

For the Six Months Ended
June 30, 2006

Net Earnings	$105,387
+ Amortization of Intangibles, Net of Income Tax	53,117

Cash Earnings	$158,504

For the Six Months Ended
June 30, 2005

Net Earnings	$93,172
+ Amortization of Intangibles, Net of Income Tax	42,916

Cash Earnings	$136,088

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